                                                                 Exhibit (g)(vi)


                               FORM OF SCHEDULE A
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               SCHWAB INVESTMENTS,
                              SCHWAB CAPITAL TRUST,
                          SCHWAB ANNUITY PORTFOLIOS AND
                               SEI FUND RESOURCES
                                  LIST OF FUNDS
                            (As revised May 15, 2000)

         Name of Fund                                                            Date
---------------------------------------------------------------------------------------
Schwab MarketTrack Growth Portfolio                                             4/30/98
Schwab MarketTrack Balanced Portfolio                                           4/30/98
Schwab MarketTrack Conservative Portfolio                                       4/30/98
Schwab MarketTrack All Equity Portfolio                                         4/15/98
Schwab International Index Fund: Investor Shares, Select Shares                 4/30/98
Schwab Small-Cap Index Fund: Investor Shares, Select Shares                     4/30/98
Schwab MarketManager International Portfolio                                    4/30/98
Schwab MarketManager-Balanced Portfolio                                         4/30/98
Schwab MarketManager Growth Portfolio                                           4/30/98
Schwab MarketManager Small-Company Portfolio                                    4/30/98
Schwab MarketTrack Growth Portfolio II                                          4/30/98
Schwab S&P 500 Fund: Select Shares, Investor Shares, e.Shares                   11/1/98
Schwab S&P 500 Portfolio                                                        11/1/98
Schwab 1000 Fund: Select Shares, Investor Shares                                11/1/98
Schwab Analytics Fund                                                           11/1/98
Institutional Select S&P 500 Fund                                               2/1/99
Institutional Select Large-Cap Value Index Fund                                 2/1/99
Institutional Select Small-Cap Value Index Fund                                 2/1/99
Schwab Total Stock Market: Select Shares, Investor Shares                       6/1/99
Financial Services Focus Fund                                                   7/3/00
Health Care Focus Fund                                                          7/3/00
Technology Focus Fund                                                           7/3/00
Communications Focus Fund                                                       7/3/00


                                       SCHWAB INVESTMENTS
                                       SCHWAB CAPITAL TRUST
                                       SCHWAB ANNUITY PORTFOLIOS


                                       By
                                           -------------------------------------
                                           Name: Tai-Chin Tung
                                           Title:   Principal Financial Officer


                                       SEI FUND RESOURCES

                                       By
                                           -------------------------------------
                                           Name:
                                            Title: